Property, Equipment and Software, Net (Tables)	12 Months Ended
Dec. 31, 2023
Property, Equipment and Software, Net.
Summary of property, equipment and software, net

	As of December 31,
	2022	2023
	RMB	RMB
Computer and electronic equipment	21,299	23,003
Office furniture and equipment	1,229	1,451
Leasehold improvements	37,770	43,714
Software	27,165	31,453
Total	87,463	99,621
Less: accumulated depreciation	(56,066)	(65,743)
Property, equipment and software, net	31,397	33,878